SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): February 12, 1998





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




      Maryland                        1-9317                     04-6558834
   (State or other               (Commission file              (IRS employer
   jurisdiction of                   number)                identification no.)
   incorporation)


400 Centre Street, Newton, Massachusetts                        02158
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:  617-332-3990


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Item 7.  Financial Statements, Pro Forma Financial Information
                  and Exhibits.


(c) Exhibits.

         1.1      Purchase  Agreement dated February 12, 1998 between Health and
                  Retirement   Properties   Trust  and   Prudential   Securities
                  Incorporated.

         1.2 Purchase Agreement dated February 12, 1998 between Health and Retirement Properties Trust and Smith Barney Inc.

         8.1      Opinion of Sullivan & Worcester LLP re: tax matters.

         23.1     Consent of  Sullivan &  Worcester  LLP  (contained  in Exhibit
                  8.1).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HEALTH AND RETIREMENT PROPERTIES TRUST



                                  By: /s/ Ajay Saini
                                      Ajay Saini
                                      Treasurer and Chief Financial Officer

Date: February 12,1998